UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  October 15, 2004
                                                  ----------------


                         Money Centers of America, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-49723                23-2929364
 ----------------------------         ------------          -------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


     700 South Henderson Road, Suite 325 King of Prussia, Pennsylvania 19406
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code  (610) 354-8888
                                                    --------------

                           iGames Entertainment, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

          [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

          [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

          ITEM 8.01. OTHER EVENTS.

          On October 15, 2004, pursuant to an Agreement and Plan of Merger dated as of August 10, 2004 (the "Merger Agreement") by and between iGames Entertainment, Inc., a Nevada corporation ("iGames") and Money Centers of America, Inc., a Delaware corporation ("Money Centers"), its wholly-owned subsidiary, approved by the shareholders of iGames by majority written consent on August 10, 2004, iGames was merged with and into Money Centers (the "Merger"). Pursuant to the Merger Agreement, the holder of each share of iGames' common stock received one share of Money Centers' common stock, and the holder of each share of iGames' Series A Convertible Preferred Stock received 11.5 shares of Money Centers' common stock. Options and warrants to purchase iGames' common stock, other than warrants issued as part of the merger consideration in iGames' acquisition of Money Centers (the "Money Centers Merger Warrants"), will be deemed options and warrants to purchase the same number of shares of Money Centers common stock with no change in exercise price. Money Centers Merger Warrants will be cancelled in exchange for 1.15 shares of Money Centers' common stock for each share of common stock purchasable thereunder.

          As a result of the Merger, iGames ceased to exist as a corporation and Money Centers has succeeded to the registration of iGames under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act"), pursuant to the provisions of Rule 12g-3(a) promulgated under the Act. iGames was registered, and filed reports, under the Act with the Securities and Exchange Commission (the "Commission") in accordance with Section 12(g) of the Act. Such reports and other information may be viewed at the Commission's public information room located at 450 Fifth Street, N.W., Washington D.C. 20549. The Commission also maintains a website at http://www.sec.gov, which provides online access to reports, proxy and information statements and other information regarding registrants that file with the Commission.

          In addition, as a result of the Merger, Money Centers' Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws will govern the rights of the surviving corporation's stockholders. A copy of each of these documents is filed as an exhibit to this Current Report on Form 8-K. Money Centers has also assumed administration of the iGames' Amended and Restated 2003 Stock Incentive Plan. iGames had a fiscal year that ended on March 31. Money Centers presently has a fiscal year that ends on December 31. Money Centers intends to retain its December 31 fiscal year and to file an Annual Report on Form 10-KSB covering the transition period. Money Centers' common stock is now quoted on the Over-the-Counter Bulletin Board under the symbol "MCAM."

          This Current Report on Form 8-K is being filed by Money Centers as the initial report of Money Centers to the Commission and as notice that it is the successor issuer to iGames and thereby subject to the information requirements of the Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the Commission.

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

          On October 19, 2004, Money Centers issued a press release announcing the closing of the Merger. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated by reference.

          ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

               (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED - Not applicable.

               (b) PRO FORMA FINANCIAL INFORMATION - Not applicable.

               (c) EXHIBITS.

          The following exhibits are filed herewith:

          2 Agreement and Plan of Merger dated as of August 10, 2004 by and between iGames Entertainment, Inc. and Money Centers of America, Inc.

          3.1 Money Centers of America, Inc. Amended and Restated Certificate of Incorporation.

          3.2   Money Centers of America, Inc. Amended and Restated Bylaws.

          99.1  Press Release dated October 19, 2004.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        MONEY CENTERS OF AMERICA, INC.
                                        Registrant


Date:  October 19, 2004                 By /s/ Christopher M. Wolfington
                                           -----------------------------
                                           Christopher M. Wolfington
                                           Chief Executive Officer



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

                                  EXHIBIT INDEX

          2 Agreement and Plan of Merger dated as of August 10, 2004 by and between iGames Entertainment, Inc. and Money Centers of America, Inc.

          3.1 Money Centers of America, Inc. Amended and Restated Certificate of Incorporation.

          3.2   Money Centers of America, Inc. Amended and Restated Bylaws.

          99.1  Press Release dated October 19, 2004.



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